EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of GrowLife, Inc. (the “Company”) on Form 10-K for the period ending December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Ellins, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(a)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 1, 2013	/s/ Sterling Scott
Sterling Scott,
Chairman, Chief Executive Officer and President, and Secretary
(Principal Executive Officer)

Date: April 1, 2013	/s/ Justin Manns
Justin Manns,
Chief Financial Officer
(Principal Financial and Accounting Officer)